                                                                   Exhibit 10.13

                    1998 OUTSIDE DIRECTORS' STOCK OPTION PLAN


         Camelot Music Holdings, Inc. (the "Company") hereby adopts this stock option plan (the "Plan") for eligible Directors of the Company pursuant to the following terms and provisions:

         1. PURPOSE OF THE PLAN. The purpose of the Plan is to provide additional incentives to those Directors of the Company who are not officers or employees of the Company or any of its subsidiaries or affiliates (the "Outside Directors") by encouraging them to acquire a new or an additional share ownership in the Company, thus increasing their proprietary interest in the Company's business and providing them with an increased personal interest in the Company's continued success and progress. These objectives will be promoted through the grant of options to acquire the Company's Common Stock, par value $.01 per share (the "Common Stock"), pursuant to the terms of the Plan. Only Outside Directors are eligible for and shall receive options under this Plan.

         2. EFFECTIVE DATE OF THE PLAN. The Plan is effective as of June 4, 1998, the date the Plan was adopted by the Board of Directors of the Company (the "Board of Directors" or the "Board").

         3. SHARES SUBJECT TO THE PLAN.

         (a) Subject to adjustment as provided in this Section 3, the aggregate number of shares of Common Stock for which options may be granted under the Plan is One Hundred Twenty-Five Thousand (125,000) shares of Common Stock or any security into which such shares of Common Stock may be changed by reason of any transaction or event of the type referred to in Section 3(c) of the Plan. Either treasury shares or shares of initial issuance, or both, as the Board of Directors shall from time to time determine, may be issued.

         (b) The number of shares available in Section 3(a) shall be increased to account for shares relating to awards that expire or are terminated or forfeited.

         (c) In the event that subsequent to June 4, 1998, the Common Stock should, as a result of a stock split, stock dividend, combination or exchange of shares, exchange for other securities, reclassification, reorganization, redesignation, merger, consolidation, recapitalization or other such change, be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, then (i) there shall automatically be substituted for each share of Common Stock subject to an unexercised option (in whole or in part) granted under the Plan, each share of Common Stock available for additional grants of options under the Plan and each share of Common Stock to be granted to each eligible Outside Director pursuant to Section 4 hereof, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be changed or for which each such share of Common Stock shall be exchanged, (ii) the option price per share of Common Stock or unit of securities subject to an unexercised option (in whole or in part) shall be increased or decreased proportionately so that the aggregate purchase price for the securities subject to the option shall remain the same as immediately prior to such event and (iii) the Board shall make such other adjustments as may be appropriate and equitable to prevent enlargement or dilution of option rights. Any such adjustment shall provide for the elimination of fractional shares. The number of shares automatically granted in accordance with Sections 4(a)(ii), 4(a)(iii) and 4(a)(iv) hereof shall not be adjusted pursuant to this Section 3(c) to increase the number of shares of Common Stock to be granted to an eligible Outside Director to reflect any stock dividend occurring on or prior to the date on which the offerings described in the Company's Registration Statement on Form S-1 (No. 333-56811) (the "Registration Statement") are consummated (the "IPO Date").

         4. GRANT OF OPTIONS.

         (a) AUTOMATIC GRANTS. Subject to the terms of the Plan each eligible Outside Director shall be granted a non-qualified stock option for the number of shares of Common Stock set forth in this Section 4(a):

             (i) a one-time grant of Two Thousand Five Hundred (2,500) shares of Common Stock on the date of the adoption of the Plan by the Board of Directors, provided that the Outside Director is an Outside Director on that date, subject to the option price and vesting conditions as set forth in paragraphs (b) and (d) below;

             (ii) a one-time grant of Seven Thousand Five Hundred (7,500) shares of Common Stock on the IPO Date, provided that the Outside Director is an Outside Director on the IPO Date, subject to the option price and vesting conditions as set forth in paragraphs (b) and (d) below;

             (iii) a one-time grant of Ten Thousand (10,000) shares of Common Stock on the date that an individual is first elected an Outside Director, which date is after the IPO Date, subject to the option price and vesting conditions as set forth in paragraphs (b) and (d) below; and

             (iv) an annual grant of One Thousand Five Hundred (1,500) shares of Common Stock each year on the date immediately after the date of the annual meeting of stockholders of the Company commencing with the annual meeting of stockholders of the Company held in 1999 to each individual who is an Outside Director on such date subject to the option price and vesting conditions set forth in paragraphs (b) and (d) below.

All such grants shall occur automatically without any further action by the Board of Directors. Options granted under the Plan shall be subject to the further terms and provisions of an Option Agreement, the execution of which by each Outside Director shall be a condition to the receipt of an option.

         (b) OPTION PRICE. The price at which each share of Common Stock may be purchased pursuant to an option granted above is set forth in this Section 4(b):

             (i)    with respect to the options granted pursuant to subparagraph
                    (i) of paragraph (a) above, Twenty and Three-Fourths Dollars ($20.75) per share of Common Stock;

             (ii)   with respect to the options granted pursuant to subparagraph
                    (ii) of paragraph (a) above, the price per share of Common Stock at which the Offerings described in the Registration Statement are consummated; and

             (iii) with respect to the options granted pursuant to subparagraphs (iii) or (iv) of paragraph (a) above, the fair market value for each such share as of the date on which the option is granted (the "Date of Grant").


Anything contained in this paragraph (b) to the contrary notwithstanding, in the event that the number of shares of Common Stock subject to any option is adjusted pursuant to Section 3, a corresponding adjustment shall be made in the price at which the shares of Common Stock subject to such option may thereafter be purchased.


         (c) DURATION OF OPTIONS. Unless otherwise terminated as provided herein, each option granted under the Plan shall expire and all rights to purchase shares of Common Stock pursuant thereto shall cease on the tenth anniversary of the Date of Grant of such option date (the "Expiration Date").

         (d) VESTING OF OPTIONS. Each option granted under the Plan shall become fully vested and exercisable as follows:

             (i)    with respect to the options granted pursuant to subparagraph
                    (i) of paragraph (a) above, on the Date of Grant;

             (ii) with respect to the options granted pursuant to subparagraphs (ii) and (iii) of paragraph (a) above, one-third of the Common Shares shall be fully vested and exercisable on the first anniversary of the Date of Grant, one-third of the Common Shares shall be fully vested and exercisable on the second anniversary of the Date of Grant and one-third of the Common Shares shall be fully vested and exercisable on the third anniversary of the Date of Grant; and

             (iii)  with respect to the options granted pursuant to subparagraph
                    (iv) of paragraph (a) above, on the first anniversary of the Date of Grant.

         5.  OPTION PROVISIONS.

         (a) LIMITATION ON EXERCISE AND TRANSFER OF OPTIONS. Except as otherwise provided in this Section 5, only the Outside Director to whom an option is granted is permitted to exercise it. No option granted hereunder shall be transferable otherwise than by the Last Will and Testament of the Outside Director to whom it is granted or, if the Outside Director dies intestate, by the applicable laws of descent and distribution. No option granted hereunder may be pledged or hypothecated, nor shall any such option be subject to execution, attachment or similar process.

         (b) EXERCISE OF OPTION. Each option granted hereunder may be exercised in whole or in part (to the maximum extent then exercisable) from time to time during the option period after the option or a portion of the option becomes vested under paragraph (d) of Section 4 above, but this right of exercise shall be limited to whole shares. Options shall be exercised by the holder or his or her duly appointed guardian or other legal representative (i) giving written notice to the Secretary of the Company at its principal business office, by certified mail, return receipt requested, of his or her intention to exercise the same and the number of shares with respect to which the Option is being exercised (the "Notice of Exercise of Option") accompanied by full payment of the purchase price in cash and (ii) making appropriate arrangements with the Company with respect to income tax withholding. Such Notice of Exercise of Option shall be deemed delivered upon deposit into the mails.

         (c) TERMINATION OF OUTSIDE DIRECTORSHIP. If the holder of an option under the Plan ceases to be an Outside Director of the Company, his or her option shall terminate three (3) months after the effective date of termination of his or her directorship and neither he or she nor any other person shall have any right after such date to exercise all or any part of such option. If the termination of the directorship is due to death, then the option may be exercised within three (3) months after the holder's death by the option holder's estate or by the person designated in such holder's Last Will and Testament or to whom transferred by the applicable laws of descent and distribution (the "Personal Representative"). Notwithstanding the foregoing, in no event shall any option be exercisable after the expiration of the option period and not to any greater extent than the option holder would have been entitled to exercise the option at the time of death.

         (d) ACCELERATION OF EXERCISE OF OPTIONS IN CERTAIN EVENTS. Notwithstanding anything in the foregoing to the contrary, in the event of a "change in control" the eligible Outside Director shall have the immediate right and option (notwithstanding the provisions of Section 4) to exercise the option with respect to all shares of Common Stock covered by the option, which exercise, if made, shall be irrevocable. The term "change in control" means the time at which any of the following events shall have occurred: (i) the first purchase of shares pursuant to a tender offer or exchange (other than a tender offer or exchange by the Company) for all or part of the Company's shares of any class of common stock or any securities convertible into such common stock; (ii) the receipt by the Company of a Schedule 13D or other advice indicating that a person is the "beneficial owner" (as that term is defined in Rule 13d-3 or any successor rule or regulation promulgated under the Securities Exchange Act of
1934) of twenty percent (20%) or more of the Company's shares of capital stock calculated as provided in paragraph (d) of said Rule 13d-3; (iii) the date of approval by stockholders of the Company of an agreement providing for any consolidation or merger of the Company in which the Company will not be the continuing or surviving corporation or pursuant to which shares of capital stock, of any class or any securities convertible into such capital stock, of the Company would be converted into cash, securities, or other property, other than a merger of the Company in which the holders of shares of all classes of the Company's capital stock immediately prior to the merger would have the same proportion of ownership of common stock of the surviving corporation immediately after the merger; (iv) the date of the approval by stockholders of the Company of any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company; or (v) the adoption of any plan or proposal for the liquidation (but not a partial liquidation) or dissolution of the Company.

         6. INVESTMENT REPRESENTATION; APPROVALS AND LISTING. The options to be granted hereunder shall be further conditioned upon receipt of the following investment representation from the Outside Director:

             "I further agree that any shares of Common Stock of Camelot Music Holdings, Inc. which I may acquire by virtue of this option shall be acquired for investment purposes only and not with a view to distribution or resale; provided, however, that this restriction shall become inoperative in the event the said shares of Common Stock subject to this option shall be registered under the Securities Act of 1933, as amended, or in the event Camelot Music Holdings, Inc. is otherwise satisfied that the offer or sale of the shares of Common Stock subject to this option may be lawfully made without registration of the said shares of Common Stock under the Securities Act of 1933, as amended."

The Company shall not be required to issue any certificate or certificates for shares of Common Stock upon the exercise of an option granted under the Plan prior to (i) the obtaining of any approval from any governmental agency which the Company shall, in its sole discretion, determine to be necessary or advisable, (ii) the admission of such shares of Common Stock to listing on any national securities exchange on which the Common Stock may be listed, (iii) the completion of any registration or other qualification of the shares of Common Stock under any state or federal law or ruling or regulations of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable or the determination by the Company, in its sole discretion, that any registration or other qualification of the shares of Common Stock is not necessary or advisable and (iv) the obtaining of an investment representation from the Outside Director in the form stated above or in such other form as the Company, in its sole discretion, shall determine to be adequate.

         7. GENERAL PROVISIONS. For all purposes of this Plan the fair market value of a share of Common Stock shall be determined as follows: (i) so long as the Common Stock of the Company is listed upon an established stock exchange or the NASDAQ National Market System such fair market value shall be determined to be the highest closing price of a share of such Common Stock on such stock exchange or the NASDAQ National Market System on the day the option is granted or if no sale of such Common Stock shall have been made on any stock exchange on that day, then on the next preceding day on which there was a sale of such Common Stock; (ii) during any period of time as such Common Stock is not listed upon an established stock exchange, the fair market value per share shall be the mean between dealer "Bid" and "Ask" prices of such Common Stock in the over-the-counter bulletin board on the day the option is granted, as reported by the National Association of Securities Dealers, Inc.; or (iii) if clause (i) and (ii) do not apply, the fair market value of the Common Stock as determined by the Board.

         The liability of the Company under the Plan and any distribution of Common Stock made hereunder is limited to the obligations set forth herein with respect to such distribution and no term or provision of the Plan shall be construed to impose any liability on the Company in favor of any person with respect to any loss, cost or expense which the person may incur in connection with or arising out of any transaction in connection with the Plan, including, but not limited to, any liability to any federal, state, or local tax authority and/or any securities regulatory authority.

         Nothing in the Plan or in any option agreement shall confer upon any option holder any right to continue as an Outside Director of the Company, or to be entitled to any remuneration or benefits not set forth in the Plan or such option.

         Nothing contained in the Plan or in any option agreement shall be construed as entitling any option holder to any rights of a stockholder as a result of the grant of an option until such time as shares of Common Stock are actually issued to such holder pursuant to the exercise of his or her option.

         The Plan may be assumed by the successors and assigns of the Company.

         The Plan shall not be amended more than once every six (6) months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.

         The cash proceeds received by the Company from the issuance of Common Stock pursuant to the Plan will be used for general corporate purposes or in such other manner as the Board of Directors deems appropriate.

         The expense of administering the Plan shall be borne by the Company.

         The captions and section numbers appearing in the Plan are inserted only as a matter of convenience. They do not define, limit, construe or describe the scope or intent of the provisions of the Plan.

         8. TERMINATION OF THE PLAN. The Plan shall terminate on June 4, 2008 and thereafter no options shall be granted hereunder. All options outstanding at the time of termination of the Plan shall continue in full force and effect in accordance with and subject to their terms and the terms and conditions of the Plan.

         9. TAXES. Appropriate provisions shall be made for all taxes required to be withheld and/or paid in connection with the options or the exercise thereof, and the transfer of shares of Common Stock pursuant thereto, under the applicable laws or other regulations of any governmental authority, whether federal, state, or local and whether domestic or foreign.

         10. GOVERNING LAW. The Plan shall be governed by and construed in accordance with the laws of the State of Ohio and any applicable federal law.

         11. VENUE. The venue of any claim brought hereunder by an eligible Outside Director shall be North Canton, Ohio.

         12. CHANGES IN GOVERNING RULES AND REGULATIONS. All references herein to the Internal Revenue Code, or sections thereof, or to rules and regulations of the Department of Treasury or of the Securities and Exchange Commission, shall mean and include the Code sections thereof and such rules and regulations as are now in effect or as they may be subsequently amended, modified, substituted or superseded.

         IN WITNESS WHEREOF, CAMELOT MUSIC HOLDINGS, INC., by its appropriate officers duly authorized, has executed this instrument as of the fourth day of June, 1998.

                              CAMELOT MUSIC HOLDINGS, INC.


                              By:
                                 --------------------------------


                              And:
                                  --------------------------------